Patriot Bank, N.A.
Q4 2025

The information reported herein is for Patriot Bank, N.A., the wholly-owned subsidiary of Patriot National Bancorp, Inc. (NASDAQ: PNBK), on a stand-alone basis.

March 2026

"Safe Harbor" Statement Under Private Securities Litigation Reform Act of 1995:

This presentation contains "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions of Patriot National Bancorp. Inc. and its wholly-owned subsidiary Patriot Bank, N.A. (collectively, "Patriot" or the "Company") regarding Patriot's business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Patriot's future financial results and performance and could cause the actual results, performance, or achievements of Patriot to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others: (1) changes in prevailing interest rates which would affect the interest earned on the Company's interest earning assets and the interest paid on its interest bearing liabilities; (2) the timing of re-pricing of the Company's interest earning assets and interest bearing liabilities; (3) the effect of changes in governmental monetary policy; (4) the effect of changes in regulations applicable to Patriot and the conduct of its business; (5) changes in competition among financial service companies, including possible further encroachment of non-banks on services traditionally provided by banks; (6) the ability of competitors that are larger than the Company to provide products and services which it is impracticable for the Company to provide; (7) the state of the economy and real estate values in the Company's market areas, and the consequent effect on the quality of the Company's loans; (8) demand for loans and deposits in our market area; (9) recent governmental initiatives that are expected to have a profound effect on the financial services industry and could dramatically change the competitive environment of the Company; (10) other legislative or regulatory changes, including those related to residential mortgages, changes in accounting standards, and Federal Deposit Insurance Corporation ("FDIC") premiums that may adversely affect the Company; (11) the application of generally accepted accounting principles, consistently applied; (12) the fact that one period of reported results may not be indicative of future periods; (13) the state of the economy in the geographic areas where Patriot Bank conducts its business and its particular effect on the Company's customers, vendors and communities; (14) political, social, legal and economic instability, civil unrest, war, catastrophic events, acts of terrorism; (15) widespread outbreaks of infectious diseases; (16) changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (17) our ability to access cost-effective funding; (18) our ability to implement and change our business strategies; (19) changes in the quality or composition of our loan or investment portfolios; (20) technological changes that may be more difficult or expensive than expected; (21) our ability to manage market risk, credit risk and operational risk in the current economic environment; (22) our ability to enter new markets successfully and capitalize on growth opportunities; (23) changes in consumer spending, borrowing and savings habits; (24) our ability to retain key employees; (25) our compensation expense associated with equity allocated or awarded to our employees; and (26) other such factors, including risk factors, as may be described in the Company's other filings with the Securities and Exchange Commission.

Patriot Bank

Patriot Bank: Overview

Vision: Empowering America's Diverse Entrepreneurs, Investors, and Business Leaders and Those Who Serve Them
Mission: Providing Safe, Reliable Banking Solutions Tailored to Target Clients' Unmet Needs

Organization Highlights

Headquarters	Stamford, CT
Founded	1994
Charter	National Bank (OCC-regulated)
Branches	8
Employees	108

Liquidity & Capital

	Q4 2025
Liquidity to Assets	40.0%
Tier 1 Leverage	11.4%
Tier 1 Capital	18.7%
Common Equity Tier 1 Capital	18.7%

Balance Sheet

($ in 000s)	Q4 2025
Total Assets	$1,088,830
Cash + Securities	$435,513
Loans	$617,075
Deposits	$977,560

Patriot Bank

Fourth Quarter 2025 Highlights

Patriot Bank reported strong asset growth and improved credit quality resulting in improved earnings

1. Net Income increased to $1,271k for the quarter
2. Credit metrics improved with reductions in classified, non-accrual, and delinquent loans
3. Total Assets grew by 14%

Fourth Quarter 2025 Income Statement

Patriot Bank net income increased due to balance sheet growth and improved deposit costs

($ in 000s)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Δ Q3 2025
Net Interest Income	5,317	4,651	4,698	5,453	6,276	823
Non-Interest Income	1,937	2,728	2,030	2,207	3,548	1,341
Total Revenue	**7,254**	**7,379**	**6,729**	**7,660**	**9,824**	**2,164**
Non-Interest Expense	(8,396)	(8,481)	(7,707)	(7,636)	(8,763)	(1,127)
Pre-provision Net Revenue	**(1,142)**	**(1,102)**	**(978)**	**24**	**1,062**	**1,038**
(Provision)/Release for Credit Losses	(7,679)	(733)	(1,524)	431	321	(110)
Pre-Tax Income	**(8,821)**	**(1,835)**	**(2,503)**	**455**	**1,382**	**927**
Income Tax (Expense)/Benefit	(187)	(1)	49	5	(111)	(116)
Net Income /(Loss)	**(9,008)**	**(1,835)**	**(2,455)**	**460**	**1,271**	**811**

Patriot Bank

Fourth Quarter 2025 Balance Sheet

Patriot Bank Tier 1 Leverage Ratio remained above 11% as Patriot Bank grew its balance sheet

($ in 000s)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Δ Q3 2025
Cash & Restricted	162,610	136,201	202,972	201,530	207,197	5,667
Securities	86,598	86,808	88,108	108,679	228,316	119,637
Loans	723,174	695,023	602,846	607,074	617,075	10,001
Allowance for Credit Losses	(7,305)	(6,729)	(7,795)	(7,187)	(6,839)	348
Other Assets	46,966	45,248	44,054	41,499	43,080	1,581
Total Assets	**1,012,044**	**956,552**	**930,185**	**951,596**	**1,088,830**	**137,234**
Deposits	967,034	868,570	839,547	845,097	977,560	132,463
Other Liabilities	10,743	9,603	8,915	7,804	9,500	1,696
Total Liabilities	**977,777**	**878,173**	**848,462**	**852,900**	**987,061**	**134,161**
Equity	34,267	78,379	81,722	98,696	101,769	3,073
Total Liabilities & Equity	**1,012,044**	**956,552**	**930,185**	**951,596**	**1,088,830**	**137,234**
Key Ratios:						
Tier 1 Leverage Ratio	5.8%	9.2%	10.1%	11.9%	**11.4%**	(0.5%)
Common Equity Tier 1 Ratio (CET1)	7.6%	13.6%	15.6%	18.5%	**18.7%**	0.2%
Tier 1 Capital Ratio	7.6%	13.6%	15.6%	18.5%	**18.7%**	0.2%
Total Capital Ratio	7.7%	14.1%	16.3%	19.2%	**19.2%**	0.0%

Patriot Bank

Fourth Quarter 2025 Loans

Patriot Bank increased total loans and maintained the average yield on loans during Q4 2025

($ in 000s)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Δ Q3 2025
Commercial Real Estate	419,489	401,403	370,376	360,802	346,191	(14,611)
Residential Real Estate	92,215	90,753	60,123	83,671	79,667	(4,004)
Commercial and Industrial	129,608	122,375	122,161	123,358	146,828	23,470
Consumer and Other	59,973	53,498	33,363	20,802	19,876	(926)
Construction	3,830	3,823	1,494	0	0	0
Construction to permanent - CRE	2,357	2,357	31	31	0	(31)
Other Loans, Held for Sale	15,702	20,814	15,298	18,408	24,513	6,105
Total Loans – Gross	**723,174**	**695,023**	**602,846**	**607,074**	**617,075**	**10,001**
Average Yield %	5.80%	5.70%	5.55%	5.77%	5.77%	0.00%

Loan Type as a % of Total Loans						Δ Q3 2025
Commercial Real Estate	58.0%	57.8%	61.4%	59.4%	56.1%	(3.3%)
Residential Real Estate	12.8%	13.1%	10.0%	13.8%	12.9%	(0.9%)
Commercial and Industrial	17.9%	17.6%	20.3%	20.3%	23.8%	3.5%
Consumer and Other	8.3%	7.7%	5.5%	3.4%	3.2%	(0.2%)
Construction	0.5%	0.6%	0.2%	0.0%	0.0%	0.0%
Construction to permanent - CRE	0.3%	0.3%	0.0%	0.0%	0.0%	0.0%
Other Loans, Held for Sale	2.2%	2.9%	2.6%	3.1%	4.0%	0.9%

Patriot Bank

Fourth Quarter 2025 Deposits

Patriot Bank increased total deposits and reduced the average cost of deposits during Q4 2025

($ in 000s)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Δ Q3 2025
Non-Interest Bearing	119,649	86,499	115,640	102,008	118,541	16,533
NOW	31,549	25,228	23,865	22,845	24,281	1,436
Savings	38,743	38,362	34,081	32,478	38,036	5,558
Interest Bearing DDA	110,448	123,693	130,751	158,620	172,527	13,907
Money Market	262,023	256,841	194,227	162,948	191,177	28,229
Certificates of Deposit	227,811	250,021	217,130	179,550	266,256	86,706
Specialty-Other Deposits	0	0	0	16,178	16,240	62
ICS/CDARS Deposits	107,109	18,243	56,731	112,154	95,819	(16,335)
Brokered Deposits	69,702	69,683	67,122	58,316	54,683	(3,633)
Total Deposits	**967,034**	**868,570**	**839,547**	**845,097**	**977,560**	**132,463**
Average Cost %	3.49%	3.67%	3.54%	3.25%	2.98%	(0.27%)

Deposit Type as a % of Total Deposits						Δ Q3 2025
Non-Interest Bearing	12.3%	10.0%	13.7%	12.1%	12.1%	0.0%
NOW	3.3%	2.9%	2.8%	2.7%	2.5%	(0.2%)
Savings	4.0%	4.4%	4.1%	3.8%	3.9%	0.1%
Interest Bearing DDA	11.4%	14.2%	15.6%	18.8%	17.6%	(1.2%)
Money Market	27.1%	29.6%	23.1%	19.3%	19.6%	0.3%
Certificates of Deposit	23.6%	28.8%	25.9%	21.2%	27.2%	6.0%
Specialty-Other Deposits	0.0%	0.0%	0.0%	1.9%	1.7%	(0.2%)
ICS/CDARS Deposits	11.1%	2.1%	6.8%	13.3%	9.8%	(3.5%)
Brokered Deposits	7.2%	8.0%	8.0%	6.9%	5.6%	(1.3%)

Patriot Bank™

Note: Call Report totals include both ICS/CDARS deposits and Brokered Deposits as Brokered, presented separately here for clarity

Fourth Quarter 2025 Credit Metrics

Patriot Bank reduced Classified Loans, Non-Accrual Loans, and Delinquent Loans in Q4 2025

Classified Loans, Non-Accrual Loans and Delinquent Loans, Q4 vs Q3 ($ in 000s)



$35,000
$30,000
$25,000
$20,000
Q3 2025
Q4 2025
-34%
$32,792
$21,585
-6%
$25,912
$24,337
-4%
$28,485
$27,295
Classified
Non-Accrual
Delinquent

Patriot Bank

Fourth Quarter 2025 KPIs

($ in 000s)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Δ Q3 2025
ROAA	(3.8%)	(0.7%)	(1.0%)	0.2%	**0.5%**	0.3%
ROAE	(89.9%)	(13.0%)	(12.3%)	2.0%	**5.1%**	3.1%
Efficiency Ratio	110.8%	114.8%	114.4%	99.5%	**89.2%**	(10.3%)
Net Interest Margin	2.32%	1.90%	2.07%	2.43%	**2.58%**	0.15%
Loans/Deposits	74.8%	80.0%	71.8%	71.8%	**63.1%**	(8.7%)
Loans/Assets	71.5%	72.7%	64.8%	63.8%	**56.7%**	(7.1%)
Total Equity	34,267	78,379	81,722	98,696	**101,769**	3,073
RWA	733,094	700,290	627,310	611,540	**625,163**	13,623
Total Assets	1,012,044	956,552	930,185	951,596	**1,088,830**	137,234
Asset Growth (QoQ)	3.9%	(5.5%)	(2.8%)	2.3%	**14.4%**	

Patriot Bank

Note: profit ratios from Q3 2025 and prior sourced from S&P Capital IQ